SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 29, 2003

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

SIGNATURES
Press Release
Press Release

     All of the information in this Form 8-K, including the exhibits, is being furnished pursuant to Item 9 of Form 8-K. In accordance with General Instruction B.2 to Form 8-K, the information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Moreover, the information in this Form 8-K, including the exhibits, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Lincoln National Life Insurance Company press release dated January 29, 2003 announcing a realignment of operations
99.2	Lincoln Financial Group press release dated January 29, 2003 announcing completion of a previously disclosed review of product assumptions

Item 9. Regulation FD Disclosure

     On January 29, 2003, The Lincoln National Life Insurance Company issued a press release announcing a realignment of operations. A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     On January 29, 2003, Lincoln Financial Group issued a press release announcing completion of a previously disclosed review of product assumptions. A copy of such press release is attached as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

	By	/S/ RICHARD C. VAUGHAN
	Name:	Richard C. Vaughan
	Title:	Executive Vice President and
Chief Financial Officer
Date: January 30, 2003